EXHIBIT 10.03

                               SECURITY AGREEMENT


     SECURITY AGREEMENT (this "Security Agreement") made this 31 day of December, 2007, by and among Cargo Connection Logistics Holding, Inc., a Florida corporation with its principal place of business located at 600 Bayview Avenue, Inwood, New York 11096 ("Holding"), Cargo Connection Logistics Corp., a Delaware corporation with its principal place of business located at 600 Bayview Avenue, Inwood, New York 11096 ("CCLC"), and Cargo Connection Logistics-International, Inc., an Illinois corporation with its principal place of business located at 491 Supreme Drive, Bensenville, Illinois 60106 ("International"; and collectively with Holding and CCLC, "Debtor"), and Emplify HR Services, Inc., a Florida corporation, with principal offices located at 400 NW 74th Avenue, Plantation, Florida 33317 ("Secured Party").

                                    RECITALS
                                    --------

     Pursuant to a Promissory Note dated the date hereof (as it may be amended from time to time, the "Note"), the Holding is obligated to pay to the Secured Party the principal amount of $800,000.00, plus interest accruing thereon;

     CCLC and International will derive substantial benefit as a result of the accommodations to be granted by Secured Party to Holding, and in furtherance and support of the business dealings of Holding, CCLC and International have entered into a guaranty of payment of the Note (the "Guaranty");

     Secured Party requires, as a condition to the execution by it of granting said accommodations to Holding, that Debtor execute and deliver this Security Agreement;

     In connection with the execution and delivery of the Note and/or the Guaranty, Debtor has agreed to enter into this Security Agreement; and

     In consideration of the promises set forth in this Agreement, the Note and the Guaranty, the Debtor and Secured Party hereby agree as follows:

     1. Security Interest. Debtor hereby assigns to Secured Party, and mortgages and grants to it a security interest in, the Collateral described in Paragraph 2 hereof to secure the payment of the indebtedness evidenced by the Note, and the obligations of Debtor under the Guaranty and under this Security Agreement (the "Obligations").

     2. Description of Collateral. The Collateral subject to this Security Agreement is all of Debtor's right, title and interest in and to all assets of the Debtor, wherever located, and now owned or hereafter acquired, including, but not limited to Accounts, Chattel Paper, Deposit Accounts, Documents, Equipment, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Payment Intangibles, Support Obligations, policies and certificates of insurance and proceeds of insurance; and all renewals, substitutions, replacements, additions, accessions and cash and non-cash proceeds of any and all of the foregoing. All capitalized terms in this Paragraph 2 shall have the meanings ascribed to them under the Uniform Commercial Code in effect in the State of New York at the date of the execution of this Security Agreement (the "Code").

     3. Obligations of Debtor. Debtor hereby covenants, represents, warrants and agrees that:

     (a) The Collateral will be solely used for and in connection with the operation and maintenance of Debtor's business;

     (b) The Collateral will not be abused, wasted, abandoned or allowed to deteriorate, but shall be kept in good working order and condition and repair, reasonable wear and tear from its sole use above permitted excepted in accordance with reasonable business practice; provided, that the Collateral may be replaced with substituted assets;

     (c) Debtor shall, at no cost or expense to Secured Party, defend its right, title and interest in and to the Collateral, and, except as to any claim of Cornell Capital Partners, LP, Montgomery Equity Partners, Ltd. and Wells Fargo Bank, National Association, defend the Collateral against all other claims or demands of any other party and all other liabilities of any nature whatsoever;

     (d) The Collateral shall be insured at all times in the amount of its full insurable value and against all expected risks to which it may be exposed, including fire and extended coverage and those which Secured Party may reasonably designate with policies reasonably satisfactory to Secured Party and payable to both Secured Party and Debtor as their interests appear, providing thirty (30) days minimum advance cancellation notice to Secured Party and with duplicate policies deposited with Secured Party; and the proceeds of such insurance shall be applied to repair and replace such Collateral;

     (e) Except as to any claim of Cornell Capital Partners, LP, Montgomery Equity Partners, Ltd. and Wells Fargo Bank, National Association, Debtor shall duly and promptly pay and discharge when due and payable, or cause to be paid and discharged: (i) all taxes, assessments and governmental charges or levies upon or against it or its profits, income, properties or assets; (ii) all lawful claims, whether for labor, materials, supplies, services or anything else which might or could, if unpaid, become a lien or charge upon the properties or assets of Debtor, unless and to the extent only that the same are being diligently contested in good faith by appropriate proceedings and appropriate reserves therefor have been established in accordance with generally accepted accounting principles consistently applied;

     (f) Except as to the interests of Parkside Properties, LLC, Cornell Capital Partners, LP, Montgomery Equity Partners, Ltd. and Wells Fargo Bank, National Association, the Collateral, and each part thereof, is free and clear from, and is not subject to, any assignment, security interest, mortgage, pledge, lien, levy for taxes (other than for taxes not yet due and payable) or other assessments, interest, charge, adverse claim or other encumbrance, including any financing statement or other document filed in any public office ("Encumbrance"), and Debtor shall keep and maintain the Collateral, and each part thereof, free and clear of any

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


Encumbrance which is not subordinate to the security interest granted hereunder, and shall not create nor permit to remain any such Encumbrance;

     (g) The Collateral, or any part thereof, will not be sold, leased, licensed, assigned, conveyed, transferred, disposed of or become subjected to any subsequent interest of any party, created or suffered by Debtor, voluntarily or involuntarily, except in the ordinary course of Debtor's business or as expressly authorized in writing by Secured Party;

     (h) Debtor, at its sole cost and expense, shall execute and deliver, or cause to be duly executed and delivered, such instruments and documents, and do and cause to be done such acts and things, as Secured Party may at any time reasonably request to enforce, perfect and protect its security interest in the Collateral as herein provided and its rights and remedies with respect to the Collateral;

     (i) The obligations, liabilities and indebtedness of Debtor to Secured Party hereunder shall not be released, discharged or impaired in any manner or to any extent if Secured Party renews, extends, modifies, changes or waives the time of payment and/or the manner, place or terms of payment of all or any part of the indebtedness secured hereby or any renewal thereof, or Secured Party makes any exchange, release, substitution, addition, surrender, settlement or compromise with respect to the Collateral, the indebtedness secured hereby or any party liable thereon; or Secured Party subordinates such indebtedness or Collateral, or both, to any other indebtedness of Debtor, or security therefor, or both which may exist at any time hereafter;

     (j) Debtor shall keep and maintain at all times true and complete books, records and accounts in which complete, true and correct entries shall be made with respect to the Collateral and Debtor's transactions, in accordance with normal business practices; Debtor shall permit Secured Party or its representatives to visit and inspect any of the properties of Debtor and to examine its books of account and other records and files, all at such reasonable times and upon reasonable notice, and not more than once in any twelve month period; and Debtor shall make or permit Secured Party to make, upon request, a designation on Debtor's books of account and records of the security interest granted hereunder;

     (k) Debtor shall promptly furnish Secured Party with all information concerning the Collateral, the performance and payment of Debtor's obligations, liabilities and indebtedness hereunder and the business, operations and financial condition of Debtor, as Secured Party may reasonably request, such request not to be made more than twice in any twelve month period;

     (l) Debtor shall immediately notify Secured Party of any act, condition, or event which, with the giving of notice or lapse of time, or both, would constitute an event of default hereunder, or the existence of any material litigation, arbitration or other legal proceedings involving or affecting Debtor;

     (m)  Debtor  shall  pay  and  reimburse  Secured  Party  for  all costs and expenses (including attorneys' fees, legal expenses, and advances and expenditures for recording and filing fees in connection with perfection and protection of Secured Party's security interest hereunder other than the recording and filing of UCC-1 financing statements, (except as to any

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

encumbrance of Cornell Capital Partners, LP, Montgomery Equity Partners, Ltd. and Wells Fargo Bank, National Association) for removal of any encumbrance from the Collateral, for curing, correcting or remedying any Event of Default hereunder, and for protection, preservation, maintenance and repair of the Collateral) incurred by Secured party in connection with the exercise by Secured Party of any of its rights and remedies under this Security Agreement, in enforcing, perfecting or protecting its interests under this Security Agreement.

     4. Event of Default. The occurrence of any of the following events with respect to Debtor shall constitute a default on the part of Debtor hereunder ("Event of Default"):

     (a) If there shall occur any breach, failure or violation by Debtor in the payment or performance of any of its obligations, covenants or warranties under this Security Agreement or the Guaranty;

     (b) If there shall occur any sale, transfer or other disposition by the Debtor of all or substantially all of the assets of the Debtor, other than the sale of inventory in the ordinary course of business; and

     (c) If there shall occur any Event of Default under and as defined in the Note and/or the Guaranty.

     5.   Secured  Party's  Rights  and  Remedies.   Subject  to  the rights and
interests of Cornell Capital Partners, LP, Montgomery Equity Partners, Ltd. and Wells Fargo Bank, National Association:

     (a) Upon notice to Debtor, Secured Party may at any reasonable time and from time to time so as not to unreasonably interfere with Debtor's business, enter upon the premises where the Collateral shall be kept pursuant to this Security Agreement, and inspect such Collateral, and Debtor shall assist Secured Party in any reasonable way requested by Secured Party to make any such inspection;

     (b) Upon the occurrence of an Event of Default, in addition to all other rights and remedies provided hereunder, Secured Party shall have and may exercise all of the rights and remedies provided by the Code, and any other applicable law, and, in conjunction with, in addition to, or in substitution therefor, Secured Party shall have and may exercise the following rights and remedies:

          (i) Secured party may notify or require Debtor to notify the account debtors of the assignment and security interest in its receivables, and to have payments thereon made directly to Secured Party in accordance with the terms of this Security Agreement;

          (ii) Secured Party may (but shall not be required), alone or in conjunction with Debtor, take any or all action necessary to collect or receive any money or property at any time payable or receivable on account of or in exchange for the Collateral, including the right to compromise, settle, extend or otherwise modify the terms of payment owed with respect to any of the Collateral, and to apply the proceeds thereof in the order, amounts and manner which

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

Secured Party may determine in its sole discretion. In exercising such right, Secured Party may open and dispose of mail addressed to Debtor and execute, sign and endorse negotiable and other instruments for the payment of money or other evidences of payment, on behalf of and in the name of Debtor, for which this shall be deemed a sufficient power of attorney;

          (iii) Secured Party may require Debtor to pay and deliver to Secured Party, immediately upon collection and receipt thereof by Debtor, all proceeds arising from the Collateral or may require Debtor to deposit all such proceeds in a bank selected by Secured Party in a collateral account acceptable to Secured Party. Until the proceeds from the Collateral have been paid and delivered to Secured Party or deposited in the bank as hereinabove provided, Debtor shall hold such proceeds for and on behalf of Secured Party separate and apart from Debtor's other funds or property, and shall not mingle such proceeds with any other such funds or property. Secured Party shall promptly apply all of such proceeds against the obligations, liabilities and indebtedness of Debtor to Secured Party in the order, amounts and manner which Secured Party may determine in its sole discretion;

          (iv) Secured Party may require Debtor not to modify any agreements respecting the Collateral nor to bring suit to enforce payment thereon without giving Secured Party five (5) days advance written notice thereof or without first having received written consent to do so from Secured Party;

          (v) The entire unpaid indebtedness of Debtor to Secured Party secured hereby, together with all interest accrued thereon, shall become immediately due and payable as provided in the Note;

          (vi)   Secured  Party  may  enter  upon  Debtor's   premises  to  take
possession of, assemble and collect the Collateral or to render it unusable;

          (vii) Secured party may require Debtor to assemble the Collateral and to make it available to Secured Party at any reasonable place Secured Party designates and to allow Secured Party to take possession of or dispose of such Collateral;

          (viii) Secured Party may in its sole discretion, sell, assign and deliver all or any part of the Collateral at any public or private sale without notice or advertisement, at such prices as Secured Party may deem best, and for cash or on credit or for future delivery (without assumption of any credit risk) and bid and become a purchaser at any such sale, any purchaser including Secured Party so purchasing all or part of the Collateral to hold the same free from any claim whatsoever, including any equity of redemption and Secured Party may make payment on account thereof by using any claim for moneys when due and payable by Debtor to Secured Party, and if notice to the Debtor is required, written notice mailed to Debtor at its business address as hereinabove set forth, at least ten
(10) business days prior to the date of public sale of the Collateral will be made, shall constitute reasonable notice; and Secured Party may apply the proceeds of any disposition of the Collateral available for satisfaction of the indebtedness secured hereby in the order, amounts and manner which Secured Party may determine in its sole discretion.

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


     6. Other Provisions.

     (a) Secured Party may waive any default, or remedy any default in any reasonable manner, without waiving such default remedied and without waiving any other prior or subsequent default; and Secured Party may waive or delay the exercise of any right or remedy under this Security Agreement without waiving that right or remedy or any other right or remedy hereunder;

     (b) This Security Agreement shall be binding upon, and shall inure to the benefit of, the respective heirs, executors, administrators, successors and assigns of the parties hereto;

     (c) Each of the foregoing instruments, covenants and warranties on the part of the Debtor shall be deemed and construed to be on a continuing basis and shall survive the execution and delivery of this Security Agreement;

     (d) All notices, requests, demands or other communications provided for herein shall be in writing and shall be deemed to have been given (i) delivered by hand against written receipt therefor, (ii) forwarded by a third party company or governmental entity providing delivery services in the ordinary course of business which guarantees delivery the following business day, (iii) mailed by registered or certified mail, return receipt requested, postage prepaid, or (iv) transmitted by facsimile transmission electronically confirmed for receipt, in full, by the other party no later than 5:00 pm, local time, on the date of transmission, addressed as follows:

        If to Debtor to:          Cargo Connection Logistics Holding, Inc.
                                  600 Bayview Avenue
                                  Inwood, New York 11096
                                  Attention: Scott Goodman
                                  Facsimile: (516) 239-2508

                                  and

                                  Cargo Connection Logistics Corp.
                                  600 Bayview Avenue
                                  Inwood, New York 11096
                                  Attention: Scott Goodman
                                  Facsimile: (516) 239-2508

                                  and

                                  Cargo Connection Logistics-International, Inc. 600 Bayview Avenue
                                  Inwood, New York 11096
                                  Attention: Scott Goodman
                                  Facsimile: (516) 239-2508

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


        With a copy to:           Davidoff Malito & Hutcher LLP
                                  200 Garden City Plaza, Suite 315
                                  Garden City, New York 11530
                                  Attention: Neil M. Kaufman
                                  Facsimile: (516) 248-6422


        If to Secured Party to:   Emplify HR Services, Inc
                                  400 NW 74th Avenue
                                  Plantation, FL 33317
                                  Attention: Ivan Dobrin
                                  Facsimile: (954) 252-2434

     or at such other address as such party shall have furnished to each of the other parties hereto in accordance with this paragraph 6(d), each such notice, demand, request or other communication being deemed given (i) on the date of such delivery by hand, (ii) on the first business day following the date of such delivery to the overnight delivery service or facsimile transmission, or (iii) three (3) business days following such mailing;

     (e) The provisions of this Security Agreement shall be deemed severable, so that if any provision hereof is declared invalid under the laws of any state where it is in effect or of the United States, all other provisions of this Security Agreement shall continue in full force and effect;

     (f) This Security Agreement shall not be modified or amended or any provision hereof waived except in writing executed by both parties hereto;

     (g) The security interest granted herein shall terminate when all the Obligations have been fully paid and performed. Upon such termination, the Secured Party, upon request of Debtor, shall within ten days deliver a written UCC-3 termination statement to Debtor. Secured Party shall also return the Note to the Debtor; and

     (h) This Security Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to its conflicts of law principles.

     (i) Debtor (A) is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization, (B) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, (C) has full corporate power and authority to execute and deliver this Agreement, the Note and/or the Guaranty, and (D) is able to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby,

     (j) The execution and delivery of this Security Agreement, the Note and/or the Guaranty, and the performance by Debtor of its obligations hereunder and thereunder, and the consummation of the transactions provided for herein and therein have been duly and validly authorized by all necessary corporate action on the part of Debtor. This Security Agreement, the

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

Note and the Guaranty have been duly executed and delivered, and constitute the valid and binding agreements of Debtor, enforceable against Debtor in accordance with their respective terms.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed and delivered this Security Agreement as of the day and year first above written.

                               Debtor:

                               CARGO CONNECTION LOGISTICS HOLDING, INC.



                               By:    /s/ Jesse Dobrinsky
                                   ------------------------------------
                                      Name:  Jesse Dobrinsky
                                      Title: President

                               CARGO CONNECTION LOGISTICS CORP.



                               By:    /s/ Jesse Dobrinsky
                                   ------------------------------------
                                      Name:  Jesse Dobrinsky
                                      Title: President


                               CARGO CONNECTION LOGISTICS-INTERNATIONAL, INC.



                               By:    /s/ Jesse Dobrinsky
                                   ------------------------------------
                                      Name:  Jesse Dobrinsky
                                      Title: CEO

                               Secured Party:

                               EMPLIFY HR SERVICES, INC.



                               By:    /s/ Ivan Dobrin
                                   ------------------------------------
                                      Name:  Ivan Dobrin
                                      Title: President


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